UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-13063	81-0422894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6650 S. El Camino Road, Las Vegas, Nevada 89118
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 19, 2017, the Board of Directors (the “Board”) of Scientific Games Corporation (the “Company”) approved, and the Company entered into, a Rights Agreement (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent”). The Rights Agreement provides for a dividend of one preferred share purchase right (a “Right”) for each share of Class A Common Stock, par value $0.01 per share of the Company (the “Common Stock”) outstanding as of June 29, 2017 (the “Record Date”). Each Right entitles the holder to purchase from the Company one ten-thousandth of a share of Series C Junior Participating Preferred Stock (the “Preferred Stock”) for a purchase price of $109.00 (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement. The description and terms of the Rights are set forth in the Rights Agreement.

The Board adopted the Rights Agreement in an effort to protect stockholder value by strengthening the Company’s ability to secure and maintain the Company’s good standing with respect to its licenses, contracts, franchises and other regulatory approvals related to the operations of gaming and related businesses now or hereafter engaged in by the Company or any of its affiliates, which licenses, contracts, franchises or other approvals are conditioned upon some or all of the holders of the Company’s securities possessing prescribed qualifications. The Board determined that the Company’s ability to enforce the provision of Article Tenth of the Restated Certificate of Incorporation (the “Charter”) would be potentially diminished if a 5% or greater shareholder located outside the United States was found not subject to jurisdiction in the state of Delaware for purposes of Article Tenth of the Charter and the Rights Agreement while maintaining the ability to transfer its shares of the Company without any visibility. The Rights Agreement is limited in scope and specifically tailored to address this concern. Due to the regulatory regime to which the Company is subject, any shareholder owning 5% or more of the Company’s stock is already required to comply with the requirements of various state gaming regulators, including potentially limited submissions to jurisdiction. In this regard, the Company believes that the limited submission to jurisdiction that may be required to comply with the Rights Agreement is similar to actions that a 5% shareholder is already required to take in order to comply with the requirements of a number of the Company’s regulators.

The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Effectiveness. The Rights Agreement became effective on June 19, 2017 (the “Effective Date”). Upon and following the Effective Date, Rights will be issued in respect of all outstanding shares of Common Stock on the Record Date, and for all shares of Common Stock that become outstanding after the Record Date and, subject to the next sentence, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or the Expiration Date (as defined below). Rights may be distributed with respect to shares of Common Stock that become outstanding after the Distribution Date only in certain limited circumstances as described in the Rights Agreement (such as the issuance of Common Stock pursuant to stock options, employee compensation or benefit plans and convertible securities).

Term. The Rights will expire on the earlier of (i) June 19, 2020 and (ii) the close of business on the day that the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Company’s good standing with respect to its licenses, contracts franchises and other regulatory approvals related to the operation of gaming and related businesses of the Company or any of its affiliates (the “Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, as provided below, as more fully set forth in the Rights Agreement.

Exercisability. Initially, the Rights will not be exercisable. The Rights will become exercisable upon the earlier of the 10 business days from (such date, the “Distribution Date”):

i.	the public announcement that a person has become an Acquiring Person, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person; and

ii.
such date (prior to such time as any person or group of affiliated persons becomes an Acquiring Person), if any, as may be determined by action of the Board following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group who meets the criteria of clauses (ii), (iii) and (iv) the definition of “Acquiring Person” of 5% or more of the outstanding shares of Common Stock.

An Acquiring Person shall mean any person who or which:

i.	shall be the Beneficial Owner of 5% or more of the shares of Common Stock then outstanding;

ii.	is a person (if not a natural person) not organized under the laws of the United States of America or any State of the United States of America;

iii.
does not deliver to the Company a consent to jurisdiction in Delaware for purposes of enforcing the Company’s Charter or the Rights Agreement in the form attached as an exhibit to the Rights Agreement; and

iv.	does not hold all of such person’s beneficially owned shares of Common Stock as a registered holder directly through the Company’s transfer agent in certificated form, subject to certain exceptions.

Grandfathered Persons. Any person or group (a “Grandfathered Person”), that beneficially owned (as disclosed in public filings) 5% or more of the outstanding Common Stock as of June 19, 2017 (such percentage the “Grandfathered Percentage”), will not be deemed an Acquiring Person, so long as such person or group does not exceed its Grandfathered Percentage of the outstanding shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, or pursuant to a split or subdivision of the outstanding Common Stock).

If a Grandfathered Person sells or otherwise disposes of its Common Stock, it’s Grandfathered percentage will be the lesser of (a) its Grandfathered Percentage immediately prior to the sale or other disposition or (b) the percentage of common stock beneficially owned by the Grandfathered Person immediately following the sale or other disposition.

If at any time a Grandfathered Person beneficially owns less than 5% of the outstanding shares of Common Stock it will cease to be a Grandfathered Person under the Rights Agreement.

Exempt Persons and Exempt Transactions. A person shall not be deemed to be or to have become an Acquiring Person if such person (i) was unaware that it beneficially owned the number of shares of Common Stock such that the person would otherwise qualify as an “Acquiring Person”, or had no actual knowledge of the consequences of such ownership, (ii) obtained the shares solely as a result of a unilateral grant by the Company or through the exercise of any options, warrants, rights or similar interests granted by the Company to its directors, officers and employees, (iii) obtained the shares solely as a result of acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of shares beneficially owned by such person such that the person would otherwise qualify as an “Acquiring Person” or (iv) received the shares pursuant to an individual’s will or charitable trust after their death, when such individual was the Beneficial Owner of 5% or more of Common Stock then outstanding.

Rights Certificates and Detachability. Prior to the Distribution Date, the Rights will be evidenced by the certificates for shares of Common Stock, and the Rights will be transferable only in connection with the related Common Stock (or, in the case of uncertificated Common Stock, the applicable record of ownership) and will be automatically transferred with any transfer of the related Common Stock. After the Distribution Date, the Rights will “detach” from the Common Stock and will be separately transferable.

Terms of Preferred Stock. The terms of the Preferred Stock issuable upon exercise of the Rights are designed so that each 1/10,000th of a share of Preferred Stock is the economic and voting equivalent of one whole share of Common Stock of the Company. In addition, the Preferred Stock has certain minimum dividend and liquidation rights.

Dilution Adjustments. The amount of Preferred Stock issuable upon exercise of the Rights is subject to adjustment by the board in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, combinations or reclassification of the Common Stock occurring, in any such case, prior to the Distribution Date.

The Flip-In Provision. In the event any person or group becomes an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise of the Right and the payment of the Purchase Price, that number of 1/10,000ths of a share of Preferred Stock equal to the number of shares of Common Stock which at the time of the applicable triggering transaction would have a market value of twice the Purchase Price. However, any Rights that are or previously were beneficially owned by an Acquiring Person will become null and void and will result in significant dilution to the Acquiring Person.

The Flip-Over Provision. In the event, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination, or 50% or more of the Company’s consolidated assets or earning power are sold to any other person, then each holder of a Right will have the right to purchase common shares in the surviving entity (the “Principal Party”), at 50% of the current per share market price of the stock of such Principal Party. As with the “flip-in” provision, any Rights that are or previously were beneficially owned by an Acquiring Person will become null and void.

Exchange. At any time after a person or group has become an Acquiring Person, the Board may elect to exchange all or part of the then outstanding Rights (other than any Rights that are or previously were beneficially owned by an Acquiring Person, which will become null and void) at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date of the Rights Agreement (the “Exchange Ratio”). However, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding.

Redemption. The Rights are redeemable by the Board at a redemption price of $0.0001 per Right (the “Redemption Price”) at any time prior to the earlier of (i) such time as any person or group becomes an Acquiring Person and (ii) the Expiration Date. Immediately upon the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. At any time prior to the Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which a Distribution Date shall occur, the amount of the Purchase Price, the definition of Acquiring Person, or the time during which the Rights may be redeemed), except that no supplement or amendment may be made which reduces the Redemption Price of the Rights.

Item 3.03	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Items 1.01 and 5.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board adopted a Certificate of Designation of Series C Junior Participating Preferred Stock (the “Certificate of Designation”). The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on June 19, 2017. Please see the disclosure set forth under Item 1.01 of this Current Report on Form 8-K for a description of the rights and preferences of the Series C Junior Participating Preferred Stock included in the Certificate of Designation, which is incorporated by reference into this Item 5.03. A copy of the Certificate of Designation, the form of which is Exhibit A to the Rights Agreement, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Certificate of Designation of Series C Junior Participating Preferred Stock.

4.1
Rights Agreement, dated as of June 19, 2017, between Scientific Games Corporation and American Stock Transfer & Trust Company, LLC which includes the Form of Certificate of Designation of Series C Junior Participating Preferred Stock of Scientific Games Corporation as Exhibit A, the Form of Right Certificate as Exhibit B, the Summary of Rights to Purchase Shares of Preferred Stock of Scientific Games as Exhibit C and a the Form of Consent to Jurisdiction as Exhibit D.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: June 19, 2017	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of Series C Junior Participating Preferred Stock.

4.1
Rights Agreement, dated as of June 19, 2017, between Scientific Games Corporation and American Stock Transfer & Trust Company, LLC which includes the Form of Certificate of Designation of Series C Junior Participating Preferred Stock of Scientific Games Corporation as Exhibit A, the Form of Right Certificate as Exhibit B, the Summary of Rights to Purchase Shares of Preferred Stock of Scientific Games as Exhibit C and a the Form of Consent to Jurisdiction as Exhibit D.